SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                February 21, 1997



                            MORGAN STANLEY GROUP INC.

             (Exact name of registrant as specified in its charter)


                                    Delaware

                          (State or other jurisdiction
                                of incorporation)

                                     1-9085

                                (Commission File
                                     Number)

                                   13-2838811

                                (I.R.S. Employer
                             Identification Number)



                     1585 Broadway, New York, New York 10036
           (Address of principal executive offices including zip code)


                                 (212) 761-4000
                         (Registrant's telephone number
                              including area code)

Item 5.  Other Events

                  Attached and incorporated herein by reference as Exhibits 8-a and 23-a, respectively, are the opinion and consent of Shearman & Sterling delivered in connection with the issuance from time to time by Morgan Stanley Group Inc. of Global Medium-Term Notes, Series D and Series E and Global Units, Series D and Series E.


Item 7(c).    Exhibits

Exhibit No.         Description

8-a.                Opinion of Shearman & Sterling.

23-a.               Consent of Shearman & Sterling (included in Exhibit 8-a).

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MORGAN STANLEY GROUP INC.
                                         (Registrant)



Date:    April 10, 1997                 By: /s/ Patricia A. Kurtz
                                           ----------------------------------
                                               Patricia A. Kurtz
                                               Assistant Secretary

                                  EXHIBIT INDEX

Exhibit
Number            Description

8-a.              Opinion of Shearman & Sterling.

23-a.             Consent of Shearman & Sterling (included in Exhibit 8-a).

                      [Letterhead of Shearman & Sterling]






                                                 February 21, 1997



Morgan Stanley Group Inc.
1585 Broadway
New York, NY  10036

                            Morgan Stanley Group Inc.
                 Global Medium-Term Notes, Series D and Series E
                       Global Units, Series D and Series E

Ladies and Gentlemen:

                  We have acted as special tax counsel to Morgan Stanley Group Inc. (the "Company") in connection with the preparation and filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, of a Prospectus Supplement dated February 21, 1997 relating to a Prospectus dated January 24, 1997 contained in the Company's Registration Statement on Form S-3 (Registration Statement No. 333-18005) (the "Registration Statement").

                  We are of the opinion that the statements set forth under the caption "United States Federal Taxation" in the Prospectus Supplement dated February 21, 1997 relating to the Prospectus dated January 24, 1997 and under the caption "Limitations on Issuance of Bearer Debt Securities and Bearer Debt Warrants" in the Prospectus dated January 24, 1997, contained in the Registration Statement, insofar as such statements relate to statements of law or legal conclusions under the laws of the United States or matters of United States law, fairly present the information called for and fairly summarize the matters referred to therein.

                  We hereby consent to the filing of this opinion as an exhibit to the Registration Statement.


                                                 Very truly yours,

                                                 /s/ SHEARMAN & STERLING

PHB/DRM